EX.99.906CERT
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the USQ Core Real Estate Fund, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the USQ Core Real Estate Fund for the period ended March 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the USQ Core Real Estate Fund for the stated period.

/s/ S. Timothy Grugeon S. Timothy Grugeon Chief Executive Officer, USQ Core Real Estate Fund	/s/ G. Keith Downing G. Keith Downing Chief Operating Officer, USQ Core Real Estate Fund
Dated: 5/29/2019

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the USQ Core Real Estate Fund for purposes of Section 18 of the Securities Exchange Act of 1934.